                                                                EXHIBIT 10.5.2.2

                 RE-SIZING AND FIRST AMENDMENT TO LOAN DOCUMENTS

               THIS RE-SIZING AND FIRST AMENDMENT TO LOAN DOCUMENTS (as amended, modified and in effect from time to time, this "Agreement") is entered into as of this 27th day of December, 2002 and is effective as of December 15, 2002, by and among VENTAS TRS, LLC, a Delaware limited liability company, having an address at 4360 Brownsboro Road, Suite 115, Louisville, Kentucky 40207 (together with its successors and assigns "Lender"), THOSE ENTITIES LISTED ON SCHEDULE I attached hereto, each a Delaware limited liability company and each having an address at 4660 Trindle Road, Suite 103, Camp Hill, Pennsylvania 17011 (each, a "Mortgage Borrower" and collectively, the "Mortgage Borrowers") and TRANS HEALTHCARE, INC., a Delaware corporation, having an address at 4660 Trindle Road, Suite 103, Camp Hill, Pennsylvania 17011 ("THI") and THOSE ENTITIES LISTED ON SCHEDULE II attached hereto, each having an address at 4660 Trindle Road, Suite 103, Camp Hill, Pennsylvania 17011 (each, a "Subsidiary Guarantor" and collectively, the "Subsidiary Guarantors"; THI and the Subsidiary Guarantors are referred to herein individually as, a "Guarantor" and collectively as, the "Guarantors").

                                    RECITALS

               WHEREAS, Mortgage Borrowers and Ventas Realty, Limited Partnership, a Delaware limited partnership, as the original mortgage lender ("Original Lender") entered into that certain Loan Agreement dated as of November 1, 2002 (the "Loan Agreement") pursuant to which Mortgage Borrowers obtained a loan (the "Mortgage Loan") in the initial principal amount of $45,000,000 from Original Lender. Unless otherwise defined herein, capitalized terms used in this Agreement shall have the meanings set forth in the Loan Agreement.

               WHEREAS, Original Lender assigned the Mortgage Loan to Lender pursuant to a certain Note Allonge dated as of December 1, 2002 and a certain General Assignment dated as of December 1, 2002.

               WHEREAS, those entities listed on Schedule III attached hereto, each a Delaware limited liability company (each, a "Mezzanine Borrower" and collectively, the "Mezzanine Borrowers") and Ventas Realty, Limited Partnership, as mezzanine lender (together with its successors and assigns, the "Mezzanine Lender") entered into that certain Mezzanine Loan Agreement dated as of November 1, 2002 (as amended, modified and in effect from time to time, the "Mezzanine Loan Agreement") pursuant to which Mezzanine Borrowers obtained a loan (the "Mezzanine Loan") in the initial principal amount of $22,000,000 from Mezzanine Lender.

               WHEREAS, the Guarantors, by that certain Guaranty dated as of November 1, 2002 (together with all extensions, renewals, modifications, substitutions and amendments thereof, the "Master Guaranty") given to Original Lender, in its capacity as holder of the Mortgage Loan and in its capacity as holder of the Mezzanine Loan, have guaranteed, inter alia, the obligations of the Mortgage Borrowers under the Mortgage Loan and the Mezzanine Borrowers under the Mezzanine Loan.

               WHEREAS, in connection with the Mortgage Loan and Mezzanine Loan, Mortgage Borrowers, Mezzanine Borrowers, Guarantors, Mezzanine Lender and Lender also entered into that certain Cooperation Agreement dated as of November 1, 2002 (as amended, modified and in effect from time to time, the "Cooperation Agreement").

               WHEREAS, Section 2 of the Cooperation Agreement provides for an adjustment of the initial principal amount of the Mortgage Loan upon completion of the Securitization Accounting Procedures if certain conditions are satisfied.

               WHEREAS, the Securitization Accounting Procedures have been completed and the Lender is prepared to do the Re-sizing on the condition that each of the Mortgage Borrowers and Guarantors joins in the execution and delivery of this Agreement.

               WHEREAS, the Re-sizing necessitates certain amendments to the Loan Agreement and the other Loan Documents and Lender, Mortgage Borrowers and Guarantors desire to effect such amendments, together with certain other amendments more particularly set forth below.

                                    AGREEMENT

               NOW, THEREFORE, in consideration of the foregoing and for other valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, hereto agree as follows:

     Section 1. Re-Sizing: Notwithstanding anything to the contrary contained in the Loan Agreement or in any other Loan Document, Mortgage Borrowers and Lender acknowledge and agree that (i) the outstanding principal balance of the Mortgage Loan, after giving effect to the Re-sizing contemplated by this Agreement, is $49,952,682.70 (the "Re-sized Loan Amount"), (ii) after the Re-sizing, the Loan shall be fully funded and Lender shall be under no obligation to make any additional funding to increase the amount of the Loan and
(iii) the Loan Agreement shall be amended as follows:

                    Section 1.1. "Spread" means three hundred (300) basis points.

                    Section 1.2.   "SAP Completion Date" means November 1, 2002.

                    Section 1.3. "Maturity Date" means November 15, 2005, as the same may be extended pursuant to Section 2.5 hereof, or such other date on which the final payment of principal of the Note becomes due and payable as therein or herein provided, whether at such stated maturity date, by declaration of acceleration, or otherwise.

                    Section 1.4.   "Re-sizing Date" means December 15, 2002.

                    Section 1.5.   "Lockout Date" means April 15, 2004

                    Section 1.6. Schedule V attached to the Loan Agreement is hereby deleted in its entirety and is replaced with the Schedule V attached hereto, which sets forth the revised Allocated Loan Amount for each of the Properties.

                    Section 1.7. Schedule VI attached to the Loan Agreement is hereby deleted in its entirety and is replaced with the Schedule VI attached hereto, which sets forth the revised amortization schedule for the Mortgage Loan.

The pertinent provisions of the Loan Documents shall be deemed amended to the extent described in this Section 1, Section 2 and Section 3.

     Section 2.     Additional Amendments and Understandings.

                    Section 2.1.   Loan Agreement.

                            (a)    The definition of "Collection Account Bank"
is hereby amended to read as follows:

"Collection Account Bank" means The Bank of New York, a New York banking institution, and any other Eligible Institution from time to time selected in accordance with Section 6.l(c)."

                            (b)    Section 2.4.2(b) of the Loan Agreement is
hereby deleted in its entirety.

                            (c)    The first sentence of Section 2.5 of the Loan
Agreement is hereby amended to read as follows:

"Borrowers shall have the option to extend the original Maturity Date of the Loan on the same terms and conditions in effect during the initial term, for two additional one (1) year periods subject to satisfaction as of the Maturity Date (or, with respect to the second one (1) year extension option, the Maturity Date as previously extended) of each of the terms and conditions set forth in this Section (except that there shall be no further right to extend beyond such two additional one (1) year periods)."

                            (d)    In the first sentence of Section 3.1.40(a) of
the Loan Agreement, the phrase, "could have a Material Adverse Effect" is hereby amended to read as follows, "would not have a Material Adverse Effect".

                            (e)    In the first sentence of Section 3.1.40(b) of
the Loan Agreement, the phrase, "could have a Material Adverse Effect" is hereby amended to read as follows, "would not have a Material Adverse Effect".

                            (f)    In Section 4.1.1 of the Loan Agreement, the
phrase, "except to the extent such preservation, renewal and effectiveness could not have a Material

Adverse Effect" is hereby amended to read as follows, "except to the extent the absence of such preservation, renewal and effectiveness would not have a Material Adverse Effect".

                            (g)    In clause (vi) of Section 4.1.2 of the Loan
Agreement, the term, "contested" is hereby amended to read, "unpaid".

                            (h)    Immediately following the first sentence in
clauses (b) and (n) of Section 5.1.1 of the Loan Agreement, the following sentence is hereby added: "In lieu of requiring financial statements audited by a "Big Four" accounting firm or a nationally recognized, independent certified public accounting firm reasonably satisfactory to Lender, Lender may conduct its own audit of the financial statements, which statements shall be accompanied by an Officer's Certificate certifying that the same are true and correct and were prepared in accordance with GAAP applied on a consistent basis, subject to changes resulting from audit and normal year-end audit adjustments."

                            (i)    In the first sentence of Section 5.2.1 of the
Loan Agreement, the phrase, ", provided Lender permits the applicable Borrower to utilize the Net Proceeds, if any, for any such Restoration," is hereby amended to read, "provided Lender is not in default under Section 5.3.2(a),".

                            (j)    Each reference to the term, "transfer"
contained in Sections 8.1 and 8.2 of the Loan Agreement is hereby replaced with the term, "Transfer". In addition, in Section 8.1 of the Loan Agreement, the phrase, "all of the Properties" is hereby amended to read "all or any part of any Property".

                            (k)    The following phrase is hereby added at the
end of Section 10.l(b) of the Loan Agreement, "and Lender may enforce or avail itself of any or all rights or remedies provided in the Loan Documents against any Borrower and any or all of the Properties, including, without limitation, all rights or remedies available at law or in equity".

                    Section 2.2.   Guaranty (Recourse Obligations).

                            (a)    Section 1.2 of the Guaranty (Recourse
Obligations) is hereby amended to read as follows:

"As used herein, the term "Guaranteed Obligations" means the obligations or liabilities of any Borrower to Lender for any loss, damage, cost, expense, liability, claim or other obligation incurred by Lender (including attorneys' fees and costs reasonably incurred) arising out of or in connection with the events listed in the clauses (a) through (i) below and those events listed in the paragraph immediately following clauses (a) through (i):"

                            (b)    The following Section is hereby added to the
Guaranty (Recourse Obligations) as Section 5.17:

"5.17. Estoppel Statement. After request by Lender, but not more than four (4) times in any calendar year, each Guarantor shall, within ten (10) Business Days, furnish Lender with a statement, duly acknowledged and certified, stating (i) any offsets or defenses to the payment of the Debt, if any, (ii) that this Guaranty and the other Loan Documents have not been modified or if modified, giving particulars of such modification and (iii) this Guaranty remains in full force and effect as an obligation of the undersigned Guarantor."

                    Section 2.3.   Post-Closing Agreement.

                            (a)    In the introductory paragraph of that certain
Post-Closing Obligations Agreement dated as of November 1, 2002 among Mortgage Borrowers, THI and Lender (the "Post-Closing Agreement"), the phrase, "(each, a "Borrower" and collectively, the "Borrowers")" is hereby amended to read, "(each, a "Borrower" or "Mortgage Borrower" and collectively, the "Borrowers" or "Mortgage Borrowers")".

                            (b)    In paragraph (a) of the Post-Closing
Agreement, the phrase, "within thirty (30) days of the Closing Date" is hereby amended to read, "by no later than January 20, 2003".

                            (c)    The second to last sentence of paragraph (c)
of the Post-Closing Agreement, is hereby amended to read as follows: "Borrowers shall provide Lender and General Electric Capital Corporation with such evidence as Lender or General Electric Capital Corporation shall request to evidence the establishment of the Collection Account and issuance of the Disbursement Instructions". In addition, the last sentence of paragraph (c) of the Post-Closing Agreement is hereby amended to read: "The Borrowers shall comply with their obligations set forth in this paragraph (c) by December 30, 2002."

                            (d)    The following sentence is hereby added to
paragraph (g) of the Post-Closing Agreement:

"Mortgage Borrowers shall deliver to Lender a separate certificate of insurance (showing General Electric Capital Corporation as loss payee and/or additional insured, as applicable) for each Property by no later than January 15, 2003"

                            (e)    Paragraph (i) of the Post-Closing Agreement
is hereby deleted in its entirety and the following paragraph (i) shall be substituted in its place:

"(i) Mortgage Borrowers shall diligently take all commercially reasonable actions necessary to (i) obtain all regulatory licenses necessary for the continued operation of the Properties as nursing homes or adult care facilities, as applicable, and (ii) ensure that each Property remains certified for participation in the Medicare and Medicaid programs."

                            (f)    Mortgage Borrowers hereby confirm that
attached hereto as Exhibit B is a chart describing all of the obligations set forth in the Post-Closing Agreement which have not been satisfied as of the date hereof (the "Outstanding Obligations"). Mortgage

Borrowers represent that all of the obligations set forth in the Post-Closing Agreement have been satisfied as of the date hereof, other than the Outstanding Obligations.

                    Section 2.4. Settlement Statement. The line item labeled, "CAPITAL EXPENDITURES (hold back)" on that certain Settlement Statement executed by Mortgage Borrowers on November 1, 2002 is hereby amended to read, "DEFERRED MAINTENANCE AMOUNT".

                    Section 2.5. Deferred Maintenance Amount. Mortgage Borrowers and Lender acknowledge and agree that the Deferred Maintenance Amount (as such term is used herein) shall be funded by Lender into the Deferred Maintenance and Environmental Escrow Account and shall be disbursed to Mortgage Borrowers in accordance with, and subject to the conditions stated in, Section
6.7 of the Loan Agreement.

                    Section 2.6. Disbursement Instruction. Lender shall send to Cash Management Bank a Disbursement Instruction in the form attached hereto as Exhibit C. Such instruction (i) shall direct the Cash Management Bank to deposit the Deferred Maintenance Amount into the Deferred Maintenance and Environmental Escrow Account, (ii) shall revise the Disbursement Instruction delivered to Cash Management Bank on December 13, 2002 so as to take into account the Re-sized Loan Amount and (iii) shall notify Cash Management Bank of the amendment of the Cash Management Agreement as provided in Section 2.7 hereof.

                    Section 2.7. Cash Management Agreement. Section 2(d) of the Cash Management Agreement is hereby amended to read as follows: "(d) Notwithstanding any other provision of this Agreement to the contrary, if an Event of Default has occurred, Lender may notify Cash Management Bank of such Event of Default and Cash Management Bank shall thereafter disburse the funds in, or thereafter deposited into, any or all of the Accounts as Lender, in its sole discretion, may direct."

                    Section 2.8. Contribution Agreement. Exhibit A attached to that certain Contribution Agreement dated as of November 1, 2002 between Mortgage Borrowers and Lender is hereby deleted in its entirety and is replaced with the Exhibit A attached hereto, which sets forth the revised Allocated Loan Amount for each of the Properties.

     Section 3.     Termination of Master Guaranty and Cooperation Agreement.

                    Section 3.1. Master Guaranty. Lender hereby elects to terminate the Master Guaranty solely as it relates to the Mortgage Loan. The Master Guaranty shall no longer be deemed a "Loan Document", as such term is defined in the Loan Agreement. From and after the date of this Agreement, the Master Guaranty shall be interpreted without reference to the terms relating to the Mortgage Borrowers, Mortgage Loan, Mortgage Note, Loan Agreement, Mortgage Loan Documents (each as defined in the Master Guaranty) and such other terms relating solely to the Mortgage Loan. Except as set forth in the foregoing three sentences, the Master Guaranty shall be in full force and effect as to the remainder of its terms, conditions and obligations. The Guarantors by executing this Agreement hereby ratify and reaffirm their obligations under the Master Guaranty as amended by this Section 3.1.

                    Section 3.2. Cooperation Agreement. Lender, Mortgage Borrowers, Mezzanine Borrowers and Guarantors acknowledge and agree that the Cooperation Agreement is hereby terminated and of no further force and effect and shall no longer be a "Loan Document", as such term is defined in the Loan Agreement. From and after the date of this Agreement, the Loan Agreement and the other Loan Documents shall be interpreted without reference to the Cooperation Agreement.

     Section 4. Representations and Warranties of Mortgage Borrowers. Without limiting in any way any representation or warranty in any Loan Document, each Mortgage Borrower represents and warrants that as of the date hereof:

                    Section 4.1. Organization. Mortgage Borrower (i) is a duly organized and validly existing limited liability company in good standing under the laws of the State of Delaware, (ii) has the requisite power and authority to carry on its business as now being conducted and (iii) has the requisite power to execute and deliver, and perform its obligations under, this Agreement.

                    Section 4.2. Authorization. The execution and delivery by Mortgage Borrower of this Agreement and Mortgage Borrower's performance of its obligations hereunder (i) have been duly authorized by all requisite action on the part of Mortgage Borrower, (ii) will not violate any provision of any applicable legal requirements, any order, writ, decree, injunction or demand of any court or other governmental authority, any organizational document of Mortgage Borrower or any indenture or agreement or other instrument to which Mortgage Borrower is a party or by which Mortgage Borrower is bound and (iii) will not be in conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under, or result in the creation or imposition of any lien of any nature whatsoever upon any of the property or assets of Mortgage Borrower pursuant to, any indenture or agreement or instrument. Except for those obtained or filed on or prior to the date hereof, Mortgage Borrower is not required to obtain any consent, approval or authorization from, or to file any declaration or statement with, any governmental authority or other agency in connection with or as a condition to the execution, delivery or performance of this Agreement. This Agreement has been duly authorized, executed and delivered by Mortgage Borrower.

                    Section 4.3. Full and Accurate Disclosure. No statement of fact made by or on behalf of Mortgage Borrower in this Agreement or in any other document or certificate delivered to Lender by Mortgage Borrower contains any untrue statement of a material fact or omits to state any material fact necessary to makes statements contained herein or therein not misleading. There is no fact presently known to Mortgage Borrower which has not been disclosed to Lender which materially adversely affects, nor as far as Mortgage Borrower can foresee, might materially adversely affect the business, operations or condition (financial or otherwise) of Mortgage Borrower.

                    Section 4.4. Enforceability. This Agreement is a legal, valid and binding obligation of Mortgage Borrower, enforceable against Mortgage Borrower in accordance with its terms, subject to bankruptcy, insolvency and other limitations on creditors' rights generally and to equitable principles.

                    Section 4.5. No Defaults. To Mortgage Borrower's actual knowledge, no Event of Default or monetary default under the Note, the Loan Agreement or under any of the other Loan Documents has occurred or with the passage of time, giving of notice or both will exist.

                    Section 4.6. No Offsets or Defenses. Through the date of this Agreement, Mortgage Borrower neither has nor claims any offset, defense, claim, right of set-off or counterclaim against Lender under, arising out of or in connection with this Agreement, the Note, or any of the other Loan Documents. In addition, Mortgage Borrower covenants and agrees with Lender that if any offset, defense, claim, right of set-off or counterclaim exists as of the date of this Agreement, Mortgage Borrower hereby irrevocably and expressly waives the right to assert such matter.

                    Section 4.7. Damage or Injury. Since the Closing Date, the existing Improvements relating to each Property have not been materially injured or damaged by fire or other casualty.

                    Section 4.8. Change. Since the Closing Date, no material adverse change with respect to any Property or Mortgage Borrower has occurred.

                    Section 4.9. Representation and Warranties in Loan Agreement. All of the representations and warranties made by the Mortgage Borrowers in the Loan Agreement remain true and correct as if made on the date hereof, except those representations and warranties as to which the facts or circumstances causing such representations and warranties to not be true and correct would not have a Material Adverse Effect.

                    Section 4.10. Survival of Representations and Warranties. Without in any way limiting any provision of any Loan Document which provides for a longer period of survival, Mortgage Borrower hereby agrees that (i) all representations and warranties made by Mortgage Borrower in this Agreement shall continue for so long as any amount remains owing under the Note or any of the other Loan Documents, and (ii) all representations, warranties, covenants and agreements made in this Agreement shall be deemed to have been relied upon by Lender notwithstanding any investigation heretofore or hereafter made by Lender.

     Section 5. Representations and Warranties of Guarantors. Without limiting in any way any representation or warranty in the Master Guaranty, each Guarantor represents and warrants that as of the date hereof:

                    Section 5.1. Organization. Guarantor (i) is a duly organized and validly existing entity as set forth on the attached Schedule II in good standing in the State of its organization as set forth on the attached Schedule II, (ii) has the requisite power and authority to carry on its business as now being conducted and (iii) has the requisite power to execute and deliver, and perform its obligations under, this Agreement.

                    Section 5.2. Authorization. The execution and delivery by Guarantor of this Agreement and Guarantor's performance of its obligations hereunder (i) have been duly authorized by all requisite action on the part of Guarantor, (ii) will not violate any provision of any applicable legal requirements, any order, writ, decree, injunction or demand of any court or other governmental authority, any organizational document of Guarantor or any indenture or agreement or other instrument to which Guarantor is a party or by which Guarantor is bound and (iii) will not be in conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under, or result in the creation or imposition of any lien of any nature whatsoever upon any of the property or assets of Guarantor pursuant to, any indenture or agreement or instrument. Except for those obtained or filed on or prior to the date hereof, Guarantor is not required to obtain any consent, approval or authorization from, or to file any declaration or statement with, any governmental authority or other agency in connection with or as a condition to the execution, delivery or performance of this Agreement. This Agreement has been duly authorized, executed and delivered by Guarantor.

                    Section 5.3. Full and Accurate Disclosure. No statement of fact made by or on behalf of Guarantor in this Agreement or in any other document or certificate delivered to Lender by Guarantor contains any untrue statement of a material fact or omits to state any material fact necessary to makes statements contained herein or therein not misleading. There is no fact presently known to Guarantor which has not been disclosed to Lender which materially adversely affects, nor as far as Guarantor can foresee, might materially adversely affect the business, operations or condition (financial or otherwise) of Guarantor.

                    Section 5.4. Enforceability. This Agreement is a legal, valid and binding obligation of Guarantor, enforceable against Guarantor in accordance with its terms, subject to bankruptcy, insolvency and other limitations on creditors' rights generally and to equitable principles.

                    Section 5.5. No Defaults. To Guarantor's actual knowledge, no Event of Default (as defined in the Loan Agreement and the Mezzanine Loan Agreement) or monetary default under the Note, the Loan Agreement, the Mezzanine Loan Agreement or under any of the other Loan Documents (as defined in the Loan Agreement and the Mezzanine Loan Agreement) has occurred or with the passage of time, giving of notice or both will exist.

                    Section 5.6. No Offsets or Defenses. Through the date of this Agreement, Guarantor neither has nor claims any offset, defense, claim, right of set-off or counterclaim against Lender under, arising out of or in connection with this Agreement, the Note (as defined in the Loan Agreement and the Mezzanine Loan Agreement), or any of the other Loan Documents (as defined in the Loan Agreement and the Mezzanine Loan Agreement). In addition, Guarantor covenants and agrees with Lender that if any offset, defense, claim, right of set-off or counterclaim exists as of the date of this Agreement, Guarantor hereby irrevocably and expressly waives the right to assert such matter.

                    Section 5.7. Reliance on Representations and Warranties. Each Guarantor hereby agrees all representations, warranties, covenants and agreements made in this Agreement shall be deemed to have been relied upon by Lender notwithstanding any investigation heretofore or hereafter made by Lender.

     Section 6. Transactions Costs. Each Mortgage Borrower and each Guarantor agrees to pay on the date hereof all costs and expenses incurred by Lender in connection with the Re-sizing and the sale of the Mortgage Loan to General Electric Capital Corporation (the "Loan Sale"), including, without limitation, all legal fees of Lender's counsel which shall not to exceed $150,000 and the cost of any additional title insurance required as a result of the increase of the Mortgage Loan. Each Mortgage Borrower and each Guarantor shall pay its respective costs and expenses incurred in connection with the Re-sizing and the Loan Sale. In addition, each Mortgage Borrower and each Guarantor shall pay on the date hereof all costs and expenses incurred by General Electric Capital Corporation in connection with the Loan Sale, including, without limitation, all legal fees, but in no event shall Mortgage Borrowers and Guarantors pay an amount greater than $120,000 for such costs and expenses.

     Section 7. Modifications. This Agreement may not be amended, modified or otherwise changed in any manner except by a writing executed by all of the parties hereto.

     Section 8. Severability. In case any provision of this Agreement shall be invalid, illegal, or unenforceable, such provision shall be deemed to have been modified to the extent necessary to make it valid, legal, and enforceable. The validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     Section 9. Further Assurances. Each Mortgage Borrower and each Guarantor shall execute and deliver such further instruments and perform such further acts as may be requested by Lender from time to time to confirm the provisions of this Agreement and the Loan Documents (as defined in the Loan Agreement and the Mezzanine Loan Agreement), to carry out more effectively the purposes of this Agreement and the Loan Documents (as defined in the Loan Agreement and the Mezzanine Loan Agreement), or to confirm the priority of any lien created by any of the Loan Documents.

     Section 10. Successors and Assigns. This Agreement applies to, inures to the benefit of, and binds all parties hereof, their heirs, legatees, devisees, administrators, executors, and permitted successors and assigns.

     Section 11. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to the conflict of laws provisions of said State.

     Section 12. Entire Agreement. This Agreement constitutes all of the agreements among the parties relating to the matters set forth herein and supersedes all other prior or concurrent oral or written letters, agreements and understandings with respect to the matters set forth herein.

     Section 13. Full Force and Effect. The Loan Documents remain in full force and effect. None of the representations, warranties or covenants contained herein shall in no way limit in any way any representation, warranty or covenant contained in any Loan Document. This Agreement shall constitute a "Loan Document" as defined in the Loan Agreement.

     Section 14. Counterparts. This Agreement may be signed in any number of counterparts by the parties hereto, all of which taken together shall constitute one and the same instrument.

                      [Signatures begin on following page]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized representatives, all as of the day and year first above written.

                                LENDER:


                                VENTAS REALTY, LIMITED PARTNERSHIP,
                                a Delaware limited partnership

                                By: Ventas, Inc., a Delaware corporation,
                                    its sole general partner

                                    By:  /s/ T. Richard Riney
                                       --------------------------------------
                                       T. Richard Riney
                                       Executive Vice President/General Counsel

                     [Signatures continue on following page]

                                MORTGAGE BORROWER:

                                THI OF OHIO REAL ESTATE HOLDING COMPANY, LLC, a Delaware limited liability company

                                By:     /s/ John E. Bauer
                                    --------------------------------------------
                                    Name:  John E. Bauer
                                    Title: Vice-President


                                THI OF OHIO AT COLUMBUS, LLC,
                                a Delaware limited liability company

                                By:     /s/ John E. Bauer
                                    --------------------------------------------
                                    Name:  John E. Bauer
                                    Title: Vice-President


                                THI OF OHIO AT VALLEY VIEW, LLC,
                                a Delaware limited liability company

                                By:     /s/ John E. Bauer
                                    --------------------------------------------
                                    Name:  John E. Bauer
                                    Title: Vice-President


                                THI OF OHIO AT NORTHWESTERN, LLC,
                                a Delaware limited liability company

                                By:     /s/ John E. Bauer
                                    --------------------------------------------
                                    Name:  John E. Bauer
                                    Title: Vice-President


                                THI OF OHIO AT OAK GROVE, LLC,
                                a Delaware limited liability company

                                By:     /s/ John E. Bauer
                                    --------------------------------------------
                                    Name:  John E. Bauer
                                    Title: Vice-President

                                THI OF OHIO AT PARADISE OAKS, LLC,
                                a Delaware limited liability company

                                By:     /s/ John E. Bauer
                                    --------------------------------------------
                                    Name:  John E. Bauer
                                    Title: Vice-President


                                THI OF OHIO AT SOMERSET, LLC,
                                a Delaware limited liability company

                                By:     /s/ John E. Bauer
                                    --------------------------------------------
                                    Name:  John E. Bauer
                                    Title: Vice-President


                                THI OF OHIO AT WILLARD, LLC,
                                a Delaware limited liability company

                                By:     /s/ John E. Bauer
                                    --------------------------------------------
                                    Name:  John E. Bauer
                                    Title: Vice-President


                                THI OF OHIO AT HILLCREST, LLC,
                                a Delaware limited liability company

                                By:     /s/ John E. Bauer
                                    --------------------------------------------
                                    Name:  John E. Bauer
                                    Title: Vice-President


                                THI OF OHIO AT MAPLE VIEW, LLC,
                                a Delaware limited liability company

                                By:     /s/ John E. Bauer
                                    --------------------------------------------
                                    Name:  John E. Bauer
                                    Title: Vice-President

                                THI OF OHIO AT WINTERSONG VILLAGE, LLC,
                                a Delaware limited liability company

                                By:     /s/ John E. Bauer
                                    --------------------------------------------
                                    Name:  John E. Bauer
                                    Title: Vice-President


                                THI OF OHIO AT WOODLAND, LLC,
                                a Delaware limited liability company

                                By:     /s/ John E. Bauer
                                    --------------------------------------------
                                    Name:  John E. Bauer
                                    Title: Vice-President


                                THI OF OHIO AT GREENBRIAR SOUTH, LLC,
                                a Delaware limited liability company

                                By:     /s/ John E. Bauer
                                    --------------------------------------------
                                    Name:  John E. Bauer
                                    Title: Vice-President


                                THI OF OHIO AT GOLDEN YEARS, LLC,
                                a Delaware limited liability company

                                By:     /s/ John E. Bauer
                                    --------------------------------------------
                                    Name:  John E. Bauer
                                    Title: Vice-President


                                THI OF MARYLAND REAL ESTATE HOLDING CO., LLC, a Delaware limited liability company

                                By:     /s/ Jeffrey A. Barnhill
                                    --------------------------------------------
                                    Name:  Jeffrey A. Barnhill
                                    Title: Vice-President

                                THI OF MARYLAND AT BEL PRE, LLC,
                                a Delaware limited liability company

                                By:     /s/ Jeffrey A. Barnhill
                                    --------------------------------------------
                                    Name:  Jeffrey A. Barnhill
                                    Title: Vice-President


                                THI OF MARYLAND AT LIBERTY HEIGHTS, LLC, a Delaware limited liability company

                                By:     /s/ Jeffrey A. Barnhill
                                    --------------------------------------------
                                    Name:  Jeffrey A. Barnhill
                                    Title: Vice-President


                                THI OF MARYLAND AT MARLEY NECK, LLC,
                                a Delaware limited liability company

                                By:     /s/ Jeffrey A. Barnhill
                                    --------------------------------------------
                                    Name:  Jeffrey A. Barnhill
                                    Title: Vice-President


                                THI OF MARYLAND AT NORTHWEST, LLC,
                                a Delaware limited liability company

                                By:     /s/ Jeffrey A. Barnhill
                                    --------------------------------------------
                                    Name:  Jeffrey A. Barnhill
                                    Title: Vice-President


                     [Signatures continue on following page]

                                GUARANTOR:


                                TRANS HEALTHCARE, INC.,
                                a Delaware corporation


                                By:     /s/ Anthony F. Misitano
                                    --------------------------------------------
                                    Name:  Anthony F. Misitano
                                    Title: President


                                TRANS HEALTHCARE OF OHIO, INC.,
                                a Delaware corporation


                                By:     /s/ Anthony F. Misitano
                                    --------------------------------------------
                                    Name:  Anthony F. Misitano
                                    Title: President


                                THI OF OHIO ALFS, INC.,
                                a Delaware corporation


                                By:     /s/ Anthony F. Misitano
                                    --------------------------------------------
                                    Name:  Anthony F. Misitano
                                    Title: President


                                THI PROPERTIES, INC.,
                                a Delaware corporation


                                By:     /s/ Anthony F. Misitano
                                    --------------------------------------------
                                    Name:  Anthony F. Misitano
                                    Title: President


                                THI SERVICES CORP.,
                                a Delaware corporation


                                By:     /s/ Anthony F. Misitano
                                    --------------------------------------------
                                    Name:  Anthony F. Misitano
                                    Title: President

                                THI SPECIALTY HOSPITALS OF OHIO, INC.,
                                a Delaware corporation


                                By:     /s/ Anthony F. Misitano
                                    --------------------------------------------
                                    Name:  Anthony F. Misitano
                                    Title: President


                                TRANS HEALTH MANAGEMENT, INC.,
                                a Delaware corporation


                                By:     /s/ Anthony F. Misitano
                                    --------------------------------------------
                                    Name:  Anthony F. Misitano
                                    Title: President


                                THI OF MARYLAND, INC.,
                                a Delaware corporation


                                By:     /s/ Anthony F. Misitano
                                    --------------------------------------------
                                    Name:  Anthony F. Misitano
                                    Title: President


                                PHYSICAL THERAPY PLUS, INC.,
                                a Pennsylvania corporation


                                By:     /s/ Anthony F. Misitano
                                    --------------------------------------------
                                    Name:  Anthony F. Misitano
                                    Title: President


                                DALE J. CORDIAL, PT, INC.,
                                a Pennsylvania corporation


                                By:     /s/ Anthony F. Misitano
                                    --------------------------------------------
                                    Name:  Anthony F. Misitano
                                    Title: President

                                DALE J. CORDIAL, PT, INC., NUMBER 4,
                                a Pennsylvania corporation


                                By:     /s/ Anthony F. Misitano
                                    --------------------------------------------
                                    Name:  Anthony F. Misitano
                                    Title: President


                                THE PT GROUP OF PENN HILLS,
                                a Pennsylvania general partnership

                                By: Trans Healthcare, Inc.,
                                    a Delaware corporation, its Partner


                                By:     /s/ Anthony F. Misitano
                                    --------------------------------------------
                                    Name:  Anthony F. Misitano
                                    Title: President


                                THE PT GROUP PHYSICAL THERAPY FOR WOMEN, a Pennsylvania general partnership

                                By: Dale J. Cordial, PT, Inc.,
                                    a Pennsylvania corporation, its Partner


                                By:     /s/ Anthony F. Misitano
                                    --------------------------------------------
                                    Name:  Anthony F. Misitano
                                    Title: President


                                THE PT GROUP OF MOON TOWNSHIP,
                                a Pennsylvania general partnership

                                By: Dale J. Cordial, PT, Inc., Number 4,
                                    a Pennsylvania corporation, its Partner


                                By:     /s/ Anthony F. Misitano
                                    --------------------------------------------
                                    Name:  Anthony F. Misitano
                                    Title: President

                                THI THERAPY CONCEPTS, LLC,
                                a Delaware limited liability company


                                By:     /s/ Jeffrey A. Barnhill
                                    --------------------------------------------
                                    Name:  Jeffrey A. Barnhill
                                    Title: Vice-President


                                THI SERVICES OF MARYLAND, LLC,
                                a Delaware limited liability company


                                By:     /s/ Jeffrey A. Barnhill
                                    --------------------------------------------
                                    Name:  Jeffrey A. Barnhill
                                    Title: Vice-President